Exhibit 99.2

November 14, 2022

Safe Harbor • This presentation has been prepared by Cipher Mining Inc. and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. • Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. You should read the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, the risk factors contained therein, and the other documents that the Company has filed with the SEC for more information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or on our website at https://investors.ciphermining.com/financial-information/sec-filings. • This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. The Company bases these forward-looking statements on its current expectations, plans and assumptions that the Company has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. • The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. 2

Key Updates

Highlights

Cipher Mining

Earnings

- **Quarterly earnings of $0.24 per share validate Cipher's resilient position as a low-cost producer**
- Odessa power contract valued at ~$78.9mm
  - Flexibility to mine bitcoin or resell power to market

Data Centers Update

- **Alborz – complete** (~196 BTC mined in Q3; ~96 to Cipher)
- **Bear – complete** (capable of mining up to ~0.90 BTC daily)[1,2]
- **Chief – complete** (capable of mining up to ~1.13 BTC daily)[1]
- **Odessa** – Infrastructure and rig installation complete for first ~2.3 EH/s
  - Data center operations expected to commence in November 2022
  - Additional rigs capable of producing ~2.6 EH/s shipped or scheduled to ship by year-end

Strong Liquidity Position

- ~$25mm of cash as of November 9, 2022
- ~161 BTC on balance sheet on November 9, 2022
- No burdensome debt overhang
- No outstanding, unfunded mining rig purchase obligations

Source: Cipher Mining management
(1) As of completion in October 2022, assumes full up-time, network hash rate of 260 EH/s and 900 bitcoins mined per day
(2) Due to faulty transformer, Bear is currently operating at 8 MW of capacity

3

Bitcoin Mining Business Model Power Source Mining Equipment Bitcoin Network Computing power Electricity Transaction fees Transaction processing Assignment of Electricity cost rewards Bitcoin reward Bitcoin Mining Dynamics • Data center revenue consists of a reward for the block mined and a transaction fee • Average block time is 10 minutes (time for Bitcoin system to mine a new block) • Block reward based on ratio of data center’s computing power to that of entire Bitcoin network • Current block reward amounts to 6.25 bitcoins per block(1) • Transaction fees are additional bitcoin paid to miners for confirming transactions Source: Cipher Mining management (1) The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020 4

Low-Cost Structure for Large Scale Mining

Cipher Mining

Low-Cost	Cipher Mining	Scale
~$31.52 average price per TH/s, with **~31.5** J/TH average efficiency[1]	Equipment	Up to **~7.0 EH/s** expected self-mining capacity by early 2023[3]
5-year+ PPAs with average power price of **~2.7** c/kWh[2]	Power	**Diversified structures** to optimize for lowest operational costs
Real-time power pricing model optimizes profitability	Operations	**3 of 4 initial data centers completed** with expected total capacity of **267 MW** in early 2023

Source: Cipher Mining management
[1] Includes Bitmain and MicroBT contracts, net of contribution to joint ventures with WindHQ LLC
[2] Represents the expected weighted average power price across sites currently under contract
[3] Of the ~7.0 EH/s, ~5.8 EH/s are fully paid for and delivered / to be delivered

5

Market Update Market Timeline (1) Implications Bitcoin Price ($USD) $40,000 BTC Mining Distress 1 FTX reveals liquidity crunch $35,000 $18,540 Celsius files Chapter 11 November 8 $30,000 $20,224 July 13 2 Machine Prices Continue to Plummet $25,000 – Large transactions at <$20 per TH/s $20,000 $15,000 Compute North files Chapter 11 $19,409 3 Shifting Competitive Landscape $10,000 September 22 Public miners announce liquidity concerns – High energy prices and rising $5,000 $20,289(2) network hashrate squeezing October 27-31 competitors $0 1 Find low-risk cyclical opportunities 2 Focus on delivering data centers Source: Cipher Mining management (1) Represents average USD market price across major Bitcoin exchanges from July 1, 2022, to November 09, 2022, per Blockchain.com 6 (2) Reflects average USD market price across major Bitcoin exchanges on October 27, 2022, per Blockchain.com

Alborz[1]

Alborz Operational Highlights

~1.3 EH/s[1]
40 MW
Operating Capacity

~196
BTC Mined in Q3 2022

~$4,571
All-in Electricity Cost per BTC[2]

~4.50
Daily BTC Mining Capacity[3]





Source: Cipher Mining management
[1] Joint venture with WindHQ LLC, of which Cipher owns approximately ~0.64 EH/s
[2] Includes taxes, customer charges, and 2021 storm surcharge
[3] Assumes full up-time, network hash rate of 260 EH/s and 900 bitcoins mined per day

7

Bear & Chief [1]

Bear Operational Highlights

~0.3 EH/s [1]
10 MW
Operating Capacity

~0.90
Daily BTC Mining Capacity [2,3]

Chief Operational Highlights

~0.3 EH/s [1]
10 MW
Operating Capacity

~1.13
Daily BTC Mining Capacity [2]





Source: Cipher Mining management
[1] Joint venture with WindHQ LLC, of which Cipher owns approximately ~0.32 EH/s across both sites
[2] Assumes full up-time, network hash rate of 260 EH/s and 900 bitcoins mined per day
[3] Due to faulty transformer, Bear is currently operating at 8 MW of capacity

8

Significant Progress at Odessa





Odessa Power Schedule

	October	November	December	January	February
Odessa	35 MW	70 MW	105 MW	177 MW	207 MW

Odessa Expected Hashrate Timeline

		Q4 2022E	Q1 2023E
Hashrate Deployed (EH/s)	~2.3 EH/s[(1)]	~2.6 EH/s	~4.8 EH/s

Source: Cipher Mining management
(1) Expected upon commencement of operations

Note: ~44 MW of excess power & infrastructure capacity beyond current machines

9

Cipher Mining Overview

Cipher Mining

Key Statistics

~$31.52	Anticipated Weighted Average Cost for Mining Rigs ($/TH/s)(1)
~31.5	Anticipated Weighted Average Mining Rig Efficiency (J/TH)(1)
~2.7c	Anticipated Weighted Average Power Price (c/kWh)(2)
<$500k	Anticipated Infrastructure Capex Costs per MW ($)(3)

Cipher Mining

Liquidity Profile

- ~$25 million of cash as of November 9, 2022
- ~161 BTC on balance sheet on November 9, 2022
- No burdensome debt overhang
- No unfunded mining rig purchase obligations
- $250mm at-the-market equity shelf in place and untapped

Source: Cipher Mining management
(1) Includes Bitmain and MicroBT contracts, net of contribution to joint ventures with WindHQ LLC
(2) Represents the expected weighted average power price across sites currently under contract
(3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change)

10

Consolidated Balance Sheets September 30, December 31, 2022 2021 (unaudited) ASSETS Current assets Cash and cash equivalents $ 28,111 $ 209,841 Receivables, related party 731—Prepaid expenses and other current assets 8,276 13,819 Cryptocurrencies 2,263—Derivative asset 30,393—Total current assets 69,774 223,660 Deposits on equipment 200,033 114,857 Property and equipment, net 40,751 5,124 Security deposits 11,455 10,352 Investment in equity investee 31,690—Right-of-use asset 5,303—Derivative asset 48,487—Deferred investment costs—174 Total assets $ 407,493 $ 354,167 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 4,665 $ 242 Accounts payable, related party 3,216—Operating lease liability, current portion 1,002—Accrued expenses 10,726 257 Total current liabilities 19,609 499 Operating lease liability, net of current portion 4,762—Warrant liability 22 137 Total liabilities 24,393 636 Commitments and contingencies (Note 11) Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2022 and December 31, 2021 — Common stock, $0.001 par value, 500,000,000 shares authorized, 251,043,649 and 252,131,679 shares issued as of September 30, 2022 and December 31, 2021, respectively, and 247,518,966 and 249,279,420 shares outstanding as of September 30, 2022 and December 31, 2021, respectively 251 252 Additional paid-in capital 442,435 425,438 Treasury stock, at par, 3,524,683 and 2,852,259 shares at September 30, 2022 and December 31, 2021, respectively (4) (3) Accumulated deficit (59,582) (72,156) Total stockholders’ equity 383,100 353,531 Total liabilities and stockholders’ equity $ 407,493 $ 354,167 Source: Cipher Mining management 11

Consolidated Statement of Operations Nine Months Eight Months Three Months Ended September 30, Ended Ended 2022 2021 September 30, 2022 September 30, 2021 Costs and operating expenses (income) General and administrative $ 17,755 $ 2,283 $ 51,849 $ 2,942 Depreciation 11—26 1 Change in fair value of derivative asset (85,658)—(85,658)—Realized gain on sale of cryptocurrencies (6)—(6)—Impairment of cryptocurrencies 320—859—Equity in loss of equity investment 8,345—20,577—Total costs and operating expenses (income) (59,233) 2,283 (12,353) 2,943 Operating income (loss) 59,233 (2,283) 12,353 (2,943) Other income (expense) Interest income 55 1 106 1 Interest expense—(26)—(27) Change in fair value of warrant liability 4 (113) 115 (113) Total other income (expense) 59 (138) 221 (139) Net income (loss) $ 59,292 $ (2,421) $ 12,574 $ (3,082) Net income (loss) per share—basic $ 0.24 $ (0.01) $ 0.05 $ (0.01) Net income (loss) per share—diluted $ 0.24 $ (0.01) $ 0.05 $ (0.01) Weighted average shares outstanding—basic 247,508,745 217,644,991 248,461,373 206,708,013 Weighted average shares outstanding—diluted 248,342,200 217,644,991 248,782,665 206,708,013 Source: Cipher Mining management 12

No GAAP Measures The following is a reconciliation of our non-GAAP loss The following are reconciliations of our non-GAAP net from operations, which excludes the impact of (i) loss and non-GAAP basic and diluted net loss per share, depreciation of fixed assets, (ii) non-cash change in fair in each case excluding the impact of (i) depreciation of value of our derivative asset and (iii) stock compensation fixed assets (ii) non-cash change in fair value of expense, to its most directly comparable GAAP measure derivative asset, (iii) change in fair value of warrant for the periods indicated: liability and (iv) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated: Three Months Ended Nine Months Eight Months September 30, Ended Ended September 30, September 30, 2022 2021 2022 2021 Reconciliation of non-GAAP loss from Three Months Ended Nine Months Eight Months September 30, Ended Ended operations: Operating income (loss) $ 59,233 $ (2,283) $ 12,353 $ (2,943) September 30, September 30, Depreciation 11—26 1 2022 2021 2022 2021 Change in fair value of derivative asset (83,936)—(83,936)—Reconciliation of non-GAAP net loss: Stock compensation expense 10,494—30,072—Net income (loss) $ 59,292 $ (2,421) $ 12,574 $ (3,082) Non-GAAP loss from operations $ (14,198) $ (2,283) $ (41,485) $ (2,942) Non-cash adjustments to net income (loss): Depreciation 11—26 1 Change in fair value of derivative asset (83,936)—(83,936)—Change in fair value of warrant liability 4 (113) 115 (113) Stock compensation expense 10,494—30,072—Total non-cash adjustments to net income (loss) (73,427) (113) (53,723) (112) Non-GAAP net loss $ (14,135) $ (2,534) $ (41,149) $ (3,194) Reconciliation of non-GAAP basic and diluted net loss per share: Basic and diluted net income (loss) per share $ 0.24 $ (0.01) $ 0.05 $ (0.01) Depreciation of fixed assets (per share) — — Change in fair value of derivative asset (per share) (0.34)—(0.34)—Change in fair value of warrant liability (per share) — — Stock compensation expense (per share) 0.04—0.12—Non-GAAP basic and diluted net loss per share $ (0.06) $ (0.01) $ (0.17) $ (0.01) Source: Cipher Mining management 13

Appendix

Statements of Changes in Stockholders’ Equity (Deficit) Three Months Ended September 30, 2022 Total Common Stock Additional Treasury Stock Accumulated Stockholders’ Shares Amount Paid-in Capital Shares Amount Deficit Equity Balance as of June 30, 2022 251,001,072 $ 251 $ 431,966 (3,511,490) $ (4) $ (118,874) $ 313,339 Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement 42,577—(25) (13,193) — (25) Share-based compensation — 10,494 ——10,494 Net income — ——59,292 59,292 Balance as of September 30, 2022 251,043,649 $ 251 $ 442,435 (3,524,683) $ (4) $ (59,582) $ 383,100 Three Months Ended September 30, 2021 Total Common Stock Subscription Additional Accumulated Stockholders’ Paid-in Shares Amount Receivable Capital Deficit Equity (Deficit) Balance as of June 30, 2021 200,000,000 $ 200 $—$ (200) $ (664) $ (664) Business Combination, net of redemptions and equity issuance costs of $41.0 million 46,381,119 46 (1,690) 384,708—383,064 Net loss — — (2,421) (2,421) Balance as of September 30, 2021 246,381,119 $ 246 $ (1,690) $ 384,508 $ (3,085) $ 379,979 Source: Cipher Mining management 15

Consolidated Statement of Cash Flows Nine Months Ended Eight Months Ended September 30, 2022 September 30, 2021 Cash flows from operating activities Net income (loss) $ 12,574 $ (3,082) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation 26 1 Amortization of right-of-use assets 556—Change in fair value of derivative asset (85,658)—Change in fair value of warrant liability (115) 113 Share-based compensation 30,072—Equity in loss of equity investment 20,577—Realized gain on sale of cryptocurrencies (6)—Impairment of cryptocurrencies 859—Changes in assets and liabilities: Proceeds from power sales 1,722—Proceeds from reduction of scheduled power 5,056—Proceeds from sale of cryptocurrencies 23—Receivables, related party (731)—Prepaid expenses and other current assets 5,412 (14,916) Security deposits (1,103) (9,381) Accounts payable 400 87 Accrued expenses 1,408 78 Lease liability 37—Net cash used in operating activities (8,891) (27,100) Cash flows from investing activities Deposits on equipment (184,095) (74,346) Purchases of property and equipment (28,958) (130) Capital distributions from equity investee 43,291—Net cash used in investing activities (169,762) (74,476) Cash flows from financing activities Repurchase of common shares to pay employee withholding taxes (3,077)—Business Combination, net of issuance costs paid—383,853 Proceeds from borrowings on related party loan—7,038 Repayments under related party loan—(7,038) Net cash (used in) provided by financing activities (3,077) 383,853 Net (decrease) increase in cash and cash equivalents (181,730) 282,277 Cash and cash equivalents, beginning of the period 209,841—Cash and cash equivalents, end of the period $ 28,111 $ 282,277 Supplemental disclosure of noncash investing and financing activities Equity method investment acquired for non-cash consideration $ 93,208 $—Common stock cancelled $ 10,000 $—Right-of-use asset obtained in exchange for operating lease liability $ 5,859 $—Investment in equity investee in accrued expenses $ 5,316 $—Property and equipment purchases in accounts payable $ 3,971 $—Deposits on equipment in accrued expenses $ 3,746 $—Cryptocurrencies received from equity method investment $ 3,139 $—Property and equipment purchases in accounts payable, related party $ 2,724 $—Deposits on equipment in accounts payable, related party $ 492 $—Reclassification of deferred investment costs to equity method investment $ 174 $—Prepaid rent reclassified to lease liability $ 132 $—Deposits on equipment in accounts payable $ 51 $—Business Combination costs included in accrued expenses $—$ 1,024 Net assets assumed from GWAC in the Business Combination $—$ 433 Non-cash fair value of private warrants $—$ 261 Deferred investment costs included in accrued expenses $—$ 174 Business combination costs included in accounts payable $—$ 39 Source: Cipher Mining management 16

November 14, 2022